Exhibit 10.2

EXECUTION COPY

AMENDMENT TO PLAN SUPPORT AGREEMENT

This AMENDMENT (this “Amendment”) dated January 12, 2017 is entered into between:

(a)	Memorial Production Partners LP (“Memorial Parent”) on behalf of itself and each of its subsidiaries listed hereto (each, a “Memorial Party” and collectively, the “Memorial Parties”), including Memorial Production Finance Corporation (“MPFC”); and

(b)	the undersigned beneficial holders, or investment advisers or managers for the account of beneficial holders, of the (i) 6.875% Senior Unsecured Notes due 2022 (the “6.875% Senior Unsecured Notes”) issued under that certain indenture dated as of July 17, 2014, between Memorial Parent and MPFC, as issuers, each of the guarantors party thereto, and Wilmington Trust, National Association, as successor trustee, together with their respective successors and permitted assigns and any holder of 6.875% Senior Unsecured Notes that subsequently becomes a party to the Plan Support Agreement (as defined below) in accordance with the terms thereof (collectively, the “Consenting 6.875% Senior Unsecured Noteholders”), and (ii) 7.625% Senior Unsecured Notes due 2021 (the “7.625% Senior Unsecured Notes” and, together with the 6.875% Senior Unsecured Notes, the “Unsecured Notes”) issued under that certain indenture dated as of April 17, 2013, between Memorial Parent and MPFC, as issuers, each of the guarantors party thereto, and Wilmington Trust, National Association, as successor trustee, together with their respective successors and permitted assigns and any holder of 7.625% Senior Unsecured Notes that subsequently becomes a party to the Plan Support Agreement (as defined below) in accordance with the terms hereof (collectively, the “Consenting 7.625% Senior Unsecured Noteholders” and, together with the Consenting 6.875% Senior Unsecured Noteholders, the “Consenting Noteholders”) that are members of the ad hoc group of holders of Unsecured Notes Claims that is represented by Davis Polk & Wardwell LLP and Miller Buckfire & Co., LLC.

The Memorial Parties and the Consenting Noteholders holding at least a majority of the outstanding principal amount of the Unsecured Notes held by Consenting Noteholders as of the date hereof (the “Requisite Noteholders”) are referred to herein together as the “Amendment Parties.” Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan Support Agreement (as defined below).

WHEREAS, the Memorial Parties and the Consenting Noteholders entered into the plan support agreement dated December 22, 2016 (as amended, supplemented, or otherwise modified from time to time, the “Plan Support Agreement”);

WHEREAS, the Amendment Parties wish to amend certain provisions of the Plan Support Agreement; and

WHEREAS, the Amendment Parties wish to take such actions necessary to give effect to such amendments.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Plan Support Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Amendment Parties agree as follows:

1.	Amendments.

(a) Section 6(a)(iv) of the Plan Support Agreement is hereby amended and restated in its entirety as follows:

“(iv) At 11:59 p.m. Eastern Time sixty (60) calendar days after the Petition Date if the Memorial Parties commenced Solicitation before the Petition Date (otherwise, fifty-five (55) calendar days after the Petition Date), unless the Memorial Parties have obtained approval of the Disclosure Statement.”

(b) Section 6(a)(v) of the Plan Support Agreement is hereby amended and restated in its entirety as follows:

“(v) At 11:59 p.m. Eastern Time sixty (60) calendar days after the Petition Date if the Memorial Parties commenced Solicitation before the Petition Date (otherwise, ninety (90) calendar days after the Petition Date), unless the Bankruptcy Court shall have entered the Confirmation Order in form and substance reasonably satisfactory to the Memorial Parties and the Requisite Noteholders.”

(c) Section 11 of the Plan Support Agreement is hereby amended by adding to the end of the paragraph the following sentence:

“Notwithstanding Section 22, any waiver, modification, amendment, or supplement to this Plan Support Agreement required to be in writing may be evidenced by an e-mail acknowledgement from an authorized representative of the applicable Party.”

2

2.	Effectiveness.

This Amendment shall become effective and binding on the Memorial Parties and the Consenting Noteholders in accordance with the terms of the Plan Support Agreement upon the execution and delivery by Memorial Parent (on behalf of all Memorial Parties) and the Requisite Noteholders of an executed signature page hereto.

3.	Miscellaneous.

(a) Except as specifically set forth herein, the terms of the Plan Support Agreement shall remain in full force and effect and are hereby ratified and confirmed.

(b) This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Amendment delivered by facsimile, PDF or otherwise shall be deemed to be an original for the purposes of this paragraph.

[Signature pages follow.]

3

IN WITNESS WHEREOF, the Amendment Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacities as officers of the undersigned and not in any other capacity, as of the date first set forth above.

MEMORIAL PARTIES

MEMORIAL PRODUCTION PARTNERS LP, on behalf of itself and each affiliate listed below

By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ Jason M. Childress
Name:	Jason M. Childress.
Title:	Vice President

MEMORIAL PRODUCTION OPERATING LLC
COLUMBUS ENERGY, LLC
RISE ENERGY OPERATING, LLC
RISE ENERGY MINERALS, LLC
RISE ENERGY BETA, LLC
MEMORIAL PRODUCTION FINANCE CORPORATION
WHT ENERGY PARTNERS LLC
WHT CARTHAGE LLC
MEMORIAL ENERGY SERVICES LLC
MEMORIAL MIDSTREAM LLC
SAN PEDRO BAY PIPELINE COMPANY
MEMORIAL PRODUCTION PARTNERS GP LLC
BETA OPERATING COMPANY, LLC
MEMP SERVICES LLC

[SIGNATURE PAGE TO AMENDMENT TO PLAN SUPPORT AGREEMENT]

REQUISITE NOTEHOLDERS

BRIGADE CAPITAL MANAGEMENT LP, on
behalf of funds and accounts managed by it

By:	/s/ Scott Hoffman
Name:	Scott Hoffman
Title:	Senior Analyst

Principal Amount of the 6.875% Senior Unsecured Notes: Principal Amount of the 7.625% Senior Unsecured Notes:	$ $

Notice Address:

399 Park Avenue
Suite 1600
New York, NY 10022
Fax:
Attention:	Scott Hoffman
Email:	SH@bridadecapital.com

[SIGNATURE PAGE TO AMENDMENT TO PLAN SUPPORT AGREEMENT]

REQUISITE NOTEHOLDERS

FIR TREE INC (on behalf of certain investment
Funds under management)

By:	/s/ Brian Meyer
Name:	Brian Meyer
Title:	Authorized Person

Principal Amount of the 6.875% Senior Unsecured Notes: Principal Amount of the 7.625% Senior Unsecured Notes:	$ $

Notice Address:

55 West 46th Street
29th Floor
New York, NY 10036
Fax:
Attention:	Evan Lederman
Email:	elederman@firtree.com

[SIGNATURE PAGE TO AMENDMENT TO PLAN SUPPORT AGREEMENT]